                                    RESTATED
                           ARTICLES OF INCORPORATION

        MESA AIRLINES, INC. adopts the following Restated Articles of Incorporation under the New Mexico Business Corporation Act:

                                   ARTICLE I

        The name of the corporation shall be: MESA AIRLINES, INC.

                                   ARTICLE II

        The name of the initial registered agent is Larry L. Risley, and the initial registered office of the Corporation is Four Corners Regional Airport, P.O. Box 89, Farmington, New Mexico 87499.

                                  ARTICLE III

        The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or acquired by it are to engage in any lawful business, including, without limiting the generality of the foregoing, the following:

        1) To engage in the business of a scheduled air carrier and all other businesses of a related nature.

        2) To purchase, lease, or otherwise acquire, to own, hold, use, develop, maintain and operate, and to sell transfer, lease assign, convey, exchange or otherwise turn to account or dispose of, and generally to deal in and with personal and real property, tangible or intangible, of every kind and description, wheresoever situated, and any and all rights, concessions, interests, royalties, and other interests in real estate, including oil, gas, and all other minerals.

        3) To undertake, conduct, manage, assist, promote, and participate in every kind of commercial, industrial or mercantile enterprise, business undertaking, venture or operation in any state, territory, dependency or colony of the United States of America or its insular possessions or in the District of Columbia, or in any foreign country, state, territory or locality.

        4) To purchase or otherwise acquire, and to hold, pledge, sell, exchange or otherwise dispose of, securities (which term, for the purpose of this ARTICLE III, includes, without limitation of the generality thereof, any shares of stock, bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts or other instruments representing rights to receive, purchase or subscribe for the same, or representing any other rights of interest therein or in any property or assets) created or issued by any person, firm, association, corporation or government or subdivision or agency or instrumentality thereof; to make payment therefor in any lawful manner; and to exercise as owner or holder of any securities, any and all rights, powers and privileges in respect thereof.

        5) To make, enter into, perform and carry out contracts of every kind and description with any person, firm, association, corporation or government or subdivision thereof; and to endorse or guarantee the payment of principal, interest or dividends upon, and to guarantee the performance of sinking fund or other obligations of any securities, and to guarantee in any manner permitted by law the performance of any of the contracts or other undertakings in which the corporation may otherwise be or become interested, of any one or more persons, firms, associations, corporations, governments or subdivisions thereof.

        6) To acquire by purchase, exchange or otherwise, all, or any interest in, the properties, assets, business and good will of any one or more persons, firms, associations and corporations heretofore or hereafter engaged in any business for which a corporation may now or hereafter be organized under the laws of the State of New Mexico; to pay for the same in cash, property or its own or other securities; to hold, lease, operate, liquidate, sell or in any manner dispose of the whole or any part thereof; and, connection therewith, to assume or guarantee performance of any liabilities, obligations or contracts of such persons, firms, associations, and to conduct the whole or any part of any business thus acquired.

        7) To lend its uninvested funds from time to time to such extent, to such persons, firms, associations, corporations, governments or subdivisions thereof, and on such terms and on such security, if any, as the Board of Directors of the Corporation may determine.

        8) To borrow money for any of the purposes of the Corporation, from time to time, and without limit as to amount, from time to time to issue and sell its own securities in such amounts, on such terms and conditions, for such purposes and for such prices, now or hereafter permitted by the laws of the State of New Mexico and by this Certificate of Incorporation, as the Board of Directors of the corporation may determine; and to secure such securities by mortgage upon, or the pledge of, or the conveyance or assignment in trust of, the whole or any part of the properties, assets, business and good will of the corporation, then owned or thereafter acquired.

        9) To purchase, hold, cancel, reissue, sell, exchange, transfer or otherwise deal in its own securities from time to time to such an extent and such manner and upon such terms as the Board of Directors of the Corporation shall determine; provided that the corporation shall not use its funds or property for the purchase of its own shares of capital stock when such use would cause any impairment of its capital, except to the extent permitted by law; and provided further that shares of its own capital stock belonging to the corporation shall not be voted upon directly or indirectly.

        10) To promote, organize, manage, aid or assist, financially or otherwise, persons, firms, associations, or corporations engaged in any business whatsoever, to such extent as a corporation organized under the laws of the State of New Mexico may now or hereafter lawfully do; and to a like extent, to assume, guarantee or underwrite their securities as to principal, interest dividends or sinking fund obligations in respect thereof or all or any part thereof, or the performance of all or any of their obligations.

        11) To conduct its business in any and all of its branches and maintain offices both within and without the State of New Mexico, in any and all states of the

United States of America, in the District of Columbia, in any or all territories, dependencies, colonies or possessions of the United States of America, and in foreign countries.

        12) In general to carry on any business and have all powers conferred by the State of New Mexico upon a corporation formed under its laws.

                                   ARTICLE IV

        The period of duration of the Corporation is perpetual.

                                   ARTICLE V

        The aggregate number of shares which the corporation shall have authority to issue is 3,936,000 (three million nine hundred thirty-six thousand) shares of common stock.

                                   ARTICLE VI

        No shareholder of this corporation shall, because of such shareholder's ownership of stock, have a pre-emptive or other right to purchase, subscribe for, or take any part of any stock or any part of the notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase stock of this corporation issued, optioned, or sold by it after its incorporation. Any part of the capital stock and any part of the notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase stock of this corporation may at any time be issued, optioned for sale, and sold or disposed of by this corporation pursuant to a resolution of its Board of Directors to such persons and upon such terms as may to such Board seem proper without first offering such stock or securities or any part thereof to existing shareholders.

                                  ARTICLE VII

        The number of directors constituting the initial Board of Directors is one, and the name and address of the person who is to serve as Director until the first special or annual meeting of shareholders or until their successors are elected and qualified, is: Larry L. Risley, 4016 Skyline Drive, Farmington, New Mexico 87401.

                                  ARTICLE VIII

        The Board of Directors, except as limited by the New Mexico Business Corporation Act and these Articles of Incorporation, shall have the right to make, adopt, alter, amend and repeal bylaws, fixing and altering the number of its directors, and providing for the management of its property and the regulation and government of its business and affairs.

                                   ARTICLE IX

        The Board of Directors shall have the right to create and issue, whether or not in connection with the issuance and sale of any of its shares or other securities, rights or options entitling the holders thereof to purchase from the corporation shares of its common stock upon such terms, at such times and at such prices as the Board of Directors may determine. Such options or rights may be granted to officers, directors or employees of the company without requirement that the issuance thereof be approved or ratified by or in accordance with a plan approved or ratified by the shareholders.


                                   ARTICLE X

        The corporation may enter into contracts or transact business with one or more of its directors, officers, or shareholders, or with any corporation, association, trust company, organization, or other concern in which any one or more of its directors, officers, or shareholders are directors, officers, trustees, beneficiaries, or shareholders, is in any way interested; and, in the absence of fraud, no such contract or transaction shall be invalidated or in any manner affected by the fact that such directors, officers, or shareholders of the corporation have, or may have, interests which are, or might be, adverse to the interests of the corporation, even though the vote or action of directors, officers, or shareholders having such adverse interests may have been necessary to obligate the corporation upon such contract or transaction. At any meeting of the Board of Directors of the corporation (or any duly authorized committee thereof) which shall authorize or ratify any such contract or transaction, any such director or directors may vote or act at such meeting with like force and effect as if he or she had not such interest, provided in such case the nature of such interest (though not necessarily the extent or details thereof) shall be disclosed, or shall have been known to at least a majority of the directors in attendance. A general notice that a director or officer is interested in any corporation or other concern of any kind above referred to shall be sufficient disclosure as to such director or officer with respect to all contracts and transactions with such corporation or other concern. No director shall be disqualified from holding office as a director or officer of the corporation by reason of any such adverse interests. In the absence of actual fraud, no director, officer, or shareholder having such adverse interest shall be liable to the corporation or to any shareholder or creditor thereof, or to any other person for any loss incurred by it under or by reason of such contact or transaction, nor shall any such director, officer, or shareholder be accountable for any gains or profits realized thereon.

                                   ARTICLE XI

        The name and address of the incorporator are as follows: Damon L. Weems, 300 West Arrington #120, Farmington, New Mexico.

                                  ARTICLE XII

        On January 27, 1987, in order to effectuate a stock dividend pursuant to
Section 53-13-2A of the New Mexico Business Corporation Act, the Directors adopted an amendment to the Articles of Incorporation increasing authorized common stock from 3,000,000 to 3,936,000 shares, by deleting Article V and substituting Article V of these Restated Articles of Incorporation.

                                  ARTICLE XIII

        These Restated Articles of Incorporation, except for the amendment described in Article XII, correctly set forth without change the corresponding operative provisions of the Articles of Incorporation as theretofore amended, and together with the amendment described in Article XII supersede the original Articles of Incorporation and all amendments thereto.

        DATED:    1-29,   1987.
                ---------

                                         MESA AIRLINES, INC.


                                         By /s/ LARRY L. RISLEY
                                            ------------------------------
                                            Its President

                                                       -and-

                                         By /s/ ETTA J. RISLEY
                                            ------------------------------
                                            Its Secretary


STATE OF NEW MEXICO             )
                                )  ss.
COUNTY OF SAN JUAN              )

        I certify that on January 29, 1987, Larry L. Risley, Etta J. Risley, being duly sworn, declared he/she is one of the corporate officers who signed the foregoing document executed by the Corporation, and that the statements contained therein are true.


                                         /s/ B. LOIS GRIFFITH
                                         ---------------------------------
                                         Notary Public

My commission expires:

      10-29-89
----------------------

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF

                          Mesa Airlines, Inc. #1191477
-------------------------------------------------------------------------------
          CORPORATE NAME AND NMSCC CERTIFICATE OF INCORPORATION NUMBER

        Pursuant to the provisions of Section 53-13-4, NMSA 1978, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: (Note 1) The corporate name of the corporation is
Mesa Airlines, Inc.
-------------------------------------------------------------------------------

SECOND: (Note 2) The following amendment to the Articles of Incorporation was adopted by the Shareholders of the corporation on March 13, 1990 in the manner prescribed by the New Mexico Business Corporation Act:
(INSERT AMENDMENT OR ATTACH SCHEDULE, IF NEEDED. AN INDICATION SHOULD BE GIVEN TO REFLECT WHICH ARTICLE NUMBER HAS BEEN AMENDED)

        See Exhibit A attached, hereby fully incorporated into this document.

THIRD: (Note 3) The number of shares of the corporation outstanding at the time of such adoption was 1,669,740 and the number of shares entitled to vote thereon was 1,669,740.


FOURTH: (Note 4) The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

                   CLASS                    NUMBER OF SHARES
                   -----                    ----------------
                  Common                      1,669,740


                                   EXHIBIT A

                         PROPOSED AMENDMENT TO RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                              MESA AIRLINES, INC.


        Be it resolved by the shareholders of Mesa Airlines, Inc. that the Restated Articles of Incorporation of Mesa Airlines, Inc. shall be and are hereby amended as follows:

        1.  Article III is amended, in its entirety, to read as follows:

         "The purposes for which this Corporation is organized is to engage in the business of a scheduled air carrier and includes the transaction of any lawful business for which corporations may be incorporated under the New Mexico Business Corporation Act. In carrying out its business, this Corporation shall have all of the corporate powers enumerated in the New Mexico Business Corporation Act."

        2.  Articles VII, VIII and IX are replaced in their entirety by a new
Article VII, to read as follows:

         "7. The number of directors constituting the initial Board of Directors is one, and the name and the address of the person who is to serve as director until the first special or annual meeting of shareholders or until his successors are elected and qualified, is:
         Larry L. Risley, 4016 Skyline Drive, Farmington, New Mexico 87401.

               "7.1 The Board of Directors, except as limited by the New Mexico Business Corporation Act and these Articles of Incorporation, shall have the right to make, adopt, alter, amend and repeal Bylaws, fixing and altering the number of directors and the length of their terms and providing for the management of the property, and the regulation and government of the business and affairs of this Corporation."

               "7.2 The Board of Directors shall have the right to create and issue, whether or not in connection with the issuance and sale of any of its shares or other securities, rights or options entitling the holders thereof to purchase from the Corporation shares of its common or preferred stock upon such terms, at such times and at such prices as the Board of Directors may determine. Such options or rights may be granted to officers, directors or employees of the company without requirement that the issuance thereof be approved or ratified by or in accordance with a plan approved or ratified by the shareholders."


3.  By the addition of a new Article VIII, to read as follows:

"The Corporation shall indemnify each person identified in subsections A(1) and A(4) of Section 53-11-4.1 NMSA 1978, as amended, to the fullest extent permissible under Section 53-11-4.1 NMSA 1978, as amended, or the indemnification provisions of any successor or amended statute or as provided in the Bylaws of the Corporation, any agreement or any resolution adopted by the shareholders or directors."


4.  By the addition of a new Article IX, to read as follows:

"A director of this Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. This Article shall not eliminate or limit the liability of a director for any conduct described in clauses (1) and (2) of Section 53-12-2 NMSA 1978, as amended. If the New Mexico Business Corporation Act is amended to authorize further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the New Mexico law as so amended. Any repeal or modification of this Article shall not increase the liability of a director of the Corporation arising out of acts or omissions occurring before the repeal or modification becomes effective."


5.  By replacing Article XII with a new Article XII to read as follows:

"Any action required to be taken or which may be taken at any annual or special meeting of the shareholders of this corporation may be taken by written consent without a meeting only if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders of this corporation entitled to vote thereon."


6.  By the addition of a new Article XIII, to read as follows:

"Shareholder nominations of persons for election as directors of this Corporation and shareholder proposals with respect to business to be conducted at an annual meeting of shareholders must, in order to be voted upon, be made in writing and delivered to the Secretary of this Corporation at least 120 days in advance of the date of the next annual meeting. In making a nomination of a person to serve as a director of the corporation, the shareholders making the nomination shall provide to the Secretary of the Corporation all of the information required to be set forth with respect to a nominee by the proxy rules adopted from time to time by the U.S. Securities and Exchange Commission."


        7. By re-numbering Article XIII as Article XIV and by amending the same to read as follows:

        "These Restated Articles of Incorporation correctly set forth the operative provisions of the Articles of Incorporation as theretofore amended, and supersede the original Articles of Incorporation and amendments thereto."

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF


                          Mesa Airlines, Inc. #1191477
-------------------------------------------------------------------------------
          CORPORATE NAME AND NMSCC CERTIFICATE OF INCORPORATION NUMBER


        Pursuant to the provisions of Section 53-13-4, NMSA 1978, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: (Note 1) The corporate name of the corporation is Mesa Airlines, Inc.

SECOND: (Note 2) The following amendment to the Articles of Incorporation was adopted by the Shareholders of the corporation on June 26, 1990 in the manner prescribed by the New Mexico Business Corporation Act:
(INSERT AMENDMENT OR ATTACH SCHEDULE, IF NEEDED. AN INDICATION SHOULD BE GIVEN TO REFLECT WHICH ARTICLE NUMBER HAS BEEN AMENDED)

        See Exhibit A attached, hereby fully incorporated into this document.


THIRD: (Note 3) The number of shares of the corporation outstanding at the time of such adoption was 1,670,340 and the number of shares entitled to vote thereon was 1,670,340.

FOURTH: (Note 4) The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

               CLASS                             NUMBER OF SHARES
               Common                                1,670,340

FIFTH: (Note 3) The number of shares voting for such amendment was 843,396 and the number of shares voting against such amendment was 53,105.

SIXTH: (Note 5) The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was:

 CLASS                              NUMBER OF SHARES VOTING

                                       FOR         AGAINST

Common                               843,396       53,105


SEVENTH: (Note 5) The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

     The amendment increases the amount of common stock that the company may issue to 10,000,000 shares. The Amendment also provides for a new class of preferred stock which grants the Board of Directors the power to determine the terms and conditions upon which such preferred stock will be granted.

     DATED: June 26, 1990

                                        Mesa Airlines, Inc.
                                        --------------------------------------
                                        (Note 1) CORPORATE NAME

                                     By [sig]
                                        --------------------------------------
                                        (Note 6) Its President/Vice President

                                    And /s/ GARY RISLEY
                                        --------------------------------------
                                        (Note 6) Its Secretary/Asst. Secretary

Under penalty of perjury, the undersigned declares that the foregoing document executed by the corporation and that the statements contained therein are true and correct to the best of my knowledge.

                                        /s/ GARY RISLEY
                                        --------------------------------------
                                        (One of the above officers signs)

                                   EXHIBIT A

                             AMENDMENT TO RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                              MESA AIRLINES, INC.


        Article V of the Restated Articles of Incorporation of Mesa Airlines, Inc. is amended, in its entirety, to read as follows:

             The corporation has authority to issue 10,000,000 common shares, without par value. The corporation also has authority to issue 2,000,000 preferred shares, without par value. The Board of Directors may divide the shares of any preferred or special class into series, and may fix and determine the relative rights and preferences of the shares of any series so established.

                             ARTICLES OF AMENDMENT

                                     TO THE

                           ARTICLES OF INCORPORATION

                                       OF


                              Mesa Airlines, Inc.

                                   # 1191477


Pursuant to the provisions of Section 53-13-4 NMSA 1978, the undersigned corporation adopts the following Articles of Amendment to its Articles of
Incorporation:

FIRST: (Note 1) The corporate name of the corporation is Mesa Airlines, Inc.

SECOND: (Note 2) The following amendment to the Articles of Incorporation was adopted by the Shareholders of the corporation on May 29, 1992 in the manner prescribed by the New Mexico Business Corporation Act:

        The first sentence of Article V of the Restated Articles of Incorporation (As Amended) is amended to read as follows:

                "The corporation has authority to issue 20,000,000 common shares, without par value."

THIRD: (Note 3) The number of shares of the corporation outstanding at the time of such adoption was 6,553,191 and the number of shares entitled to vote thereon was 6,553,191.

FOURTH: (Note 4) The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

                CLASS                   NUMBER OF SHARES

                Common                    6,553,191

FIFTH: (Note 3) The number of shares voting for such amendment was 4,566,674 and the number of shares voting against such amendment was 27,411.

SIXTH: (Note 5) The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively as follows:

 CLASS                              NUMBER OF SHARES VOTING

                                       FOR         AGAINST

Common                              4,566,674      27,411


SEVENTH: (Note 5) The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

     The amendment increases the amount of common stock that the company may issue to 20,000,000 shares.

DATED: May 29, 1992

                                        Mesa Airlines, Inc.
                                        --------------------------------------
                                        (Note 1) CORPORATE NAME

                                     By [sig]
                                        --------------------------------------
                                        (Note 6) Its President/Vice President

                                    And /s/ GARY RISLEY
                                        --------------------------------------
                                        (Note 6) Its Secretary/Asst. Secretary

Under penalty of perjury, the undersigned declares that the foregoing document executed by the corporation and that the statements contained therein are true and correct to the best of my knowledge.

                                        /s/ GARY RISLEY
                                        --------------------------------------
                                        (One of the above officers signs)

                             ARTICLES OF AMENDMENT

                                     TO THE

                           ARTICLES OF INCORPORATION

                                       OF


                              MESA AIRLINES, INC.

                                   # 1191477


Pursuant to the provisions of Section 53-13-4 NMSA 1978, the undersigned corporation adopts the following Articles of Amendment to its Articles of
Incorporation:

FIRST: (Note 1) The corporate name of the corporation is Mesa Airlines, Inc.

SECOND: (Note 2) The following amendment to the Articles of Incorporation was adopted by the Shareholders of the corporation on March 9, 1993 in the manner prescribed by the New Mexico Corporation Act:

        The first sentence of Article V of the Restated Articles of Incorporation (As Amended) is amended to the read as follows:

                "The corporation has authority to issue 75,000,000 common shares, without par value."

THIRD: (Note 3) The number of shares of the corporation outstanding at the time of such adoption was 15,503,718 and the number of shares entitled to vote thereon was 15,503,718.

FOURTH: (Note 4) The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

                CLASS                   NUMBER OF SHARES

                Common                    15,503,718

FIFTH: (Note 3) The number of shares voting for such amendment was 9,087,852 and the number of shares voting against such amendment was 1,437,803.

SIXTH: (Note 5) The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, as follows:

                CLASS                     NUMBER OF SHARES VOTING

                                            FOR          AGAINST

               Common                    9,087,852      1,437,803

SEVENTH: (Note 5) The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

              The amendment increases the amount of common stock that the company may issue to 75,000,000 shares.

DATED: March 9, 1993


                                               Mesa Airlines, Inc.
                                    ------------------------------------------
                                    (Note 1) Corporate Name


                                    By: [SIGNATURE]
                                        --------------------------------------
                                        (Note 6) Its President/Vice President


                                    And: [SIGNATURE]
                                         --------------------------------------
                                         (Note 6) Its Secretary/Asst. Secretary


Under penalty of perjury, the undersigned declares that the foregoing document executed by the corporation and that the statements contained therein are true and correct to the best of my knowledge.


                                          [SIGNATURE]
                                          -------------------------------------
                                          (One of the above officers signs)

                             ARTICLES OF AMENDMENT

                                     TO THE

                           ARTICLES OF INCORPORATION

                                       OF

                              MESA AIRLINES, INC.

                                    #1191477


Pursuant to the provisions of Section 53-13-4 NMSA 1978, the undersigned corporation adopts the following Articles of Amendment to its Articles of
Incorporation:

FIRST: (Note 1) The corporate name of the corporation is Mesa Airlines, Inc.

SECOND: (Note 2) The following amendment to the Articles of Incorporation was adopted by the Shareholders of the corporation on March 14, 1995 in the manner prescribed by the New Mexico Corporation Act:

    The first sentence of Article I of the Restated Articles of Incorporation (As Amended) is amended to read as follows:

        "The name of the corporation shall be: MESA AIR GROUP, INC."

THIRD: (Note 3) The number of shares of the corporation outstanding at the time of such adoption was 32,788,938 and the number of shares entitled to vote thereon was 32,788,938.

FOURTH: (Note 4) The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

                  CLASS               NUMBER OF SHARES

                  Common                 32,788,938

FIFTH: (Note 3) The number of shares voting for such amendment was 24,805,478 and the number of shares voting against such amendment or abstaining from voting on such amendment was 1,696,772.

SIXTH: (Note 5) The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, as follows:

            CLASS                       NUMBER OF SHARES VOTING

                                      FOR         AGAINST/ABSTAIN

            Common                 24,805,478        1,696,772

DATED: March 14, 1995

                                        Mesa Airlines, Inc.
                                        --------------------------------------
                                        (Note 1) Corporate Name

                                    By: [sig]
                                        --------------------------------------
                                        (Note 6) Its President/Vice President

                                   And: [sig]
                                        --------------------------------------
                                        (Note 6) Its Secretary/Asst. Secretary

Under penalty of perjury, the undersigned declares that the foregoing document executed by the corporation and that the statements contained therein are true and correct to the best of my knowledge.

                                        [sig]
                                        --------------------------------------
                                        (One of the above officers signs)